AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 25, 2004

The following supplements the section entitled "Additional Investor Services (Class A and Class C)" on page 14 of the Prospectus:

         SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

                o Make sure you have at least $5,000 worth of shares in your account.

                o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

                o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

                o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

                o  Make  sure  your   dividends  and  capital  gains  are  being
                   reinvested.

         INVESTORS WHO UTILIZE THE SYSTEMATIC WITHDRAWAL PLAN WILL NOT BE ABLE TO RECEIVE THE BENEFIT OF THE PROTECTED HIGH WATERMARK VALUE FOR AMOUNTS THAT ARE WITHDRAWN PRIOR TO THE PROTECTED MATURITY DATE.

Under the section entitled "Additional Investor Services" the second sentence under the sub-heading "Systematic Exchange Program" on page 14 is deleted and the following sentence is added:

         Shares of the Funds cannot be exchanged for shares of the SunAmerica Senior Floating Rate Fund.


The following supplements the section entitled "Sales Charge Reductions and Waivers," under the sub-heading "We will generally waive the CDSC for Class C shares in the following cases:"

                o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

The following supplements the section entitled "Selling Shares (Class A and Class C)" on page 12 of the Prospectus:

              TO  SELL  SHARES  THROUGH  A  SYSTEMATIC   WITHDRAWAL   PLAN,  SEE
              "ADDITIONAL INVESTOR SERVICES."

Dated: July 1, 2004

                                AIG SERIES TRUST

                            2010 HIGH WATERMARK FUND
                            2015 HIGH WATERMARK FUND
                            2020 HIGH WATERMARK FUND


    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 25, 2004

The following supplements the section entitled "Waiver of CDSCs" on page 30 of the SAI:

         SYSTEMATIC WITHDRAWAL PLAN

         CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Dated: July 1, 2004